                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


                          Date of Report: July 13, 1999
                          ----------------------------

                        (Date of earliest event reported)



                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
         --------------------------------------------------------------

             (Exact name of registrant as specified in its charter)


          DELAWARE                     333-61783                   3411414
-------------------------------------------------------------------------------
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
    of Incorporation)                                        Identification No.)

                       245 Park Avenue, New York, NY 10167
                    ---------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (212) 272-2000

ITEM 5. OTHER EVENTS

                  On July 1, 1999, Bear Stearns Commercial Mortgage Securities Inc. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of July 1, 1999 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Wells Fargo Bank, National Association, as servicer, GMAC Commercial Mortgage Corporation, as special servicer, LaSalle Bank National Association, as Trustee, ABN Amro Bank, N.V., as fiscal agent, and Norwest Bank Minnesota, National Association as Paying Agent of the Certificates, issued in the following classes: Class A-1, Class A-2, Class X, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class I, Class J, Class K, Class L, Class M, Class R-I, Class R-II and Class R-III. The Class A-1, Class A-2, Class X, Class B, Class C, Class D, Class E and Class F Certificates, with an aggregate scheduled principal balance, as of July 1, 1999, of $999,659,000, were sold to Bear, Stearns & Co. Inc., Morgan Stanley & Co. and Norwest Investment Services, Inc., as underwriters (the "Underwriters"), pursuant to an Underwriting Agreement dated as of June 15, 1999, by and between the Company and the Underwriters, as supplemented by the Terms Agreement dated as of June 15, 1999, by and between the Company and the Underwriter (the "Terms Agreement").

                  Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

                  Attached as Exhibit 1.1 is the Underwriting Agreement and the Terms Agreement, as Exhibit 4.1 is the Pooling and Servicing Agreement and as
Exhibit 4.2 are the two Mortgage Loan Purchase Agreements for Bear Stearns Commercial Mortgage Securities Inc. Commercial Mortgage Pass-Through Certificates, Series 1999-WF2 (the "Certificates").



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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits



     The exhibit number corresponds with Item 601(a) of Regulation S-K.

     Exhibit No.    Description
     -----------    -----------
     Exhibit 1.1    Underwriting Agreement and Terms Agreement each dated as of
                    June 15, 1999, and each between the Registrant, Bear,
                    Stearns & Co. Inc., Morgan Stanley & Co. Incorporated and
                    Norwest Investment Services, Inc.

     Exhibit 4.1 Pooling and Servicing Agreement dated as of July 1, 1999, by and among the Registrant, as depositor, Wells Fargo Bank, National Association, as servicer, GMAC Commercial Mortgage Corporation, as special servicer, LaSalle Bank National Association, as trustee, ABN AMRO Bank N.V., as fiscal agent, and Norwest Bank Minnesota, National Association, as paying agent.

     Exhibit 4.2 Mortgage Loan Purchase Agreement dated as of July 1, 1999, by and between the Registrant, as purchaser and Bear, Stearns Funding, Inc., as seller.

     Exhibit 4.3 Mortgage Loan Purchase Agreement dated as of July 1, 1999, by and between the Registrant, as purchaser and Wells Fargo Bank, National Association, as seller.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                  BEAR STEARNS COMMERCIAL MORTGAGE
                                    SECURITIES INC.


                                  By: /s/ Michael A. Forastere
                                      ------------------------------------
                                      Name:  Michael A. Forastere
                                      Title: Vice President

Date:  July 13, 1999


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                                  EXHIBIT INDEX


Item 601(a) of Regulation S-K

Exhibit No.          Description
----------           ------------

Exhibit 1.1 Underwriting Agreement and Terms Agreement each dated as of June 15, 1999, and each between the Registrant, Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated and Norwest Investment Services, Inc.

Exhibit 4.1 Pooling and Servicing Agreement dated as of July 1, 1999, by and among the Registrant, as depositor, Wells Fargo Bank, National Association, as servicer, GMAC Commercial Mortgage Corporation, as special servicer, LaSalle
                     Bank National Association, as trustee, ABN AMRO Bank N.V., as fiscal agent, and Norwest Bank Minnesota, National Association, as paying agent.

Exhibit 4.2 Mortgage Loan Purchase Agreement dated as of July 1, 1999, by and between the Registrant, as purchaser and Bear, Stearns Funding, Inc., as seller.

Exhibit 4.3 Mortgage Loan Purchase Agreement dated as of July 1, 1999, by and between the Registrant, as purchaser and Wells Fargo Bank, National Association, as seller.